WANGER ADVISORS TRUST

Wanger International
Wanger USA
Wanger International Select
Wanger Select

(Each a “Fund,” and together the “Funds”)

Supplement dated December 30, 2009 to the Prospectuses dated May 1, 2009

The Prospectus for each Fund is modified by deleting the text under the heading Additional Investment Strategies and Policies – Portfolio Holdings Disclosure and replacing it in its entirety with the following:

The Fund discloses its portfolio holdings on the Columbia Funds website, www.columbiafunds.com, as described below. Once posted, the portfolio holdings information will remain available on the website until at least the date on which the Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

The Fund considers changes in its portfolio holdings to be confidential information. Consequently, Fund policy generally permits the disclosure of portfolio holdings information only after a certain amount of time has passed. The Fund’s complete portfolio holdings are disclosed at www.columbiafunds.com, approximately 30 calendar days after each month-end. The top 15 holdings are usually available sooner, approximately 15 calendar days after each month-end. Purchases and sales of portfolio securities can take place at any time, and the portfolio holdings information available on the website may not always be current.

A more detailed description of the Fund’s policies and procedures governing disclosure of portfolio information is available in the SAI, which is available by calling 888.492.6437.

Shareholders should retain this Supplement for future reference.

WANGER ADVISORS TRUST

Wanger International
Wanger USA
Wanger International Select
Wanger Select

(Each a “Fund,” and together the “Funds”)

Supplement dated December 30, 2009 to
the Statement of Additional Information dated May 1, 2009

The Statement of Additional Information for the Funds is modified by deleting the first paragraph under the heading “About the Funds’ Investments – Disclosure of Portfolio Information” and the text under the sub-section thereof entitled “Public Disclosures” and replacing both in their entirety with the following:

The Board has adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings and trading strategies by the Advisor, the Funds, Columbia Management and their affiliates (the Policies). The Policies are designed to prevent any disclosure of confidential Fund portfolio holdings information that could harm the Funds and their shareholders. The Policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to public disclosure which is: (1) the business day next following the posting of such information on the Columbia Funds website at www.columbiafunds.com; or (2) the time a Fund discloses the information in a publicly available SEC filing required to include such information. As described below, the Policies provide for certain limited exceptions that allow for disclosure of Fund portfolio holdings information in advance of public dissemination only when a Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. The Policies prohibit Columbia Management, the Advisor and the Funds’ other service providers from entering into any agreement to disclose Fund portfolio holdings information or trading strategies in violation of the Policies or from entering into any agreement to disclose portfolio information in exchange for any form of consideration. The Policies incorporate and adopt the supervisory controls and recordkeeping requirements established in the Advisor’s Policies. The Advisor has also adopted policies and procedures to monitor for compliance with the Policies.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Columbia Funds website at www.columbiafunds.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which a Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current. The Funds’ complete holdings are disclosed at www.columbiafunds.com as of a month-end approximately 30 calendar days after such month-end. In addition, the largest 15 holdings of each Fund are usually available sooner, approximately 15 calendar days after each month-end. Purchases and sales of the Funds’ portfolio securities can take place at any time, so the portfolio holdings information available on the website may not always be current. The scope of the information disclosed at www.columbiafunds.com pursuant to the Policies relating to each Fund’s portfolio securities also may change from time to time, without prior notice.

The Funds file their portfolio holdings with the SEC for each fiscal quarter on either Form N-CSR (with respect to each annual period and semiannual period) or Form N-Q (with respect to the first and third quarters of the Funds’ fiscal year). Shareholders may obtain the Funds’ Forms N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided at the Columbia Funds website at www.columbiafunds.com. In addition, the Funds’ Forms N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 800.SEC.0330 for information about the SEC’s website or the operation of the public reference room.

The Funds, the Advisor, Columbia Management or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, financial advisors or other parties. In addition, certain advisory clients of the Advisor that follow a strategy similar to that of a Fund have access to their own custodial account portfolio holdings information before the Fund posts its holdings on the Columbia Funds website at www.columbiafunds.com. It is possible that when clients observe transactions in their own accounts, they may infer transactions of the Funds prior to public disclosure of Fund transactions.

Shareholders should retain this Supplement for future reference.